Exhibit 99.3

Unaudited Pro Forma Condensed Financial Statements

As of March 31, 2012

and

For the Year Ended December 31, 2011 & the Three Months Ended March 31, 2012

The accompanying unaudited pro forma condensed financial statements have been prepared to present the balance sheet and statements of operations of Geltology Inc. (the "Company"), to indicate how the consolidated financial statements of the Company might have looked like if the share exchange with General Red Holding, Inc. (“GRH”) and transactions related to the share exchange had occurred as of the beginning of the periods presented.

The unaudited pro forma condensed balance sheet has been prepared using the unaudited historical balance sheet of the Company and unaudited consolidated balance sheet of GRH as of March 31, 2012. The unaudited pro forma condensed statements of operations have been prepared using the unaudited historical statements of operations of the Company and unaudited consolidated statements of operations of GRH for the year ended December 31, 2011 and for the three months ended March 31, 2012. For accounting purposes, because the Company is a shell company, the share exchange will be treated as a recapitalization of GRH, the accounting acquirer.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements of the Company and audited consolidated financial statements of GRH. These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial condition and consolidated results of operations had the share exchange been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

Note that the pro forma adjustments contained in the pro forma condensed financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the share exchange.

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GELTOLOGY INC.

 Unaudited Pro Forma Condensed Balance Sheet

 March 31, 2012

	Historical		Pro Forma
	GRH	GELTOLOGY INC.	Adjustments	Notes	Combined
Assets
Current assets:
Cash and cash equivalents	$647,778	$1,203	$(1,203)	(a)	$647,778
Accounts receivable	3,642,804	-	-		3,642,804
Inventory	2,159,729	-	-		2,159,729
Advance payments	185,577	-	-		185,577
Prepaid leases - current	1,560,632	-	-		1,560,632
Other current assets	45,547	-	-		45,547
Total current assets	8,242,067	1,203	(1,203)		8,242,067

Property and equipment, net	15,909,346	-	-		15,909,346

Other assets:
Intangibles, net	159,012	-	-		159,012
Prepaid leases – non current	12,098,897	-	-		12,098,897
Total other assets	12,257,909	-	-		12,257,909

Total assets	$36,409,322	$1,203	$(1,203)		$36,409,322

Liabilities
Current liabilities:
Accounts payable and accrued expenses	$3,730,398	$25,901	$(25,901)	(a)	$3,730,398
Short-term bank loans	5,385,600	-	-		5,385,600
Due to related parties	329,048	-	-		329,048
Other current liabilities	232,572	-	-		232,572

Total current liabilities	9,677,618	25,901	(25,901)		9,677,618

Total liabilities	9,677,618	25,901	(25,901)		9,677,618

Stockholders’ equity
Common stock, $0.0001 par value, 200,000,000 shares authorized, 127,349,551 shares issued and outstanding	12,511	675	(451)	(a),(b)	12,735
Additional paid-in capital	4,590,933	17,978	(18,202)	(a),(b),(c)	4,590,709
Statutory reserves	1,762,042	-	-		1,762,042
Retained earnings	18,429,683	(43,351)	43,351	(a)	18,429,683
Accumulated other comprehensive income	1,936,535	-	-		1,936,535
Total stockholders’ equity	26,731,704	(24,698)	24,698		26,731,704

Total liabilities and stockholders’ equity	$36,409,322	$1,203	$(1,203)		$36,409,322

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GELTOLOGY INC.

 Unaudited Pro Forma Condensed Statement of Operations

 For the three months Ended March 31, 2012

	Historical		Pro Forma

	GRH	GELTOLOGY INC.	Adjustments	Notes	Combined

Sales	$7,650,288	$65,700	$(65,700)	(a)	$7,650,288

Cost of sales	3,515,041	-	-		3,515,041

Gross profit	4,135,247	65,700	(65,700)		4,135,247

Operating expenses
Selling expenses	429,820	-	-	(a)	429,820
General and administrative expenses	179,631	85,950	(85,950)	(a)	179,631
Total operating expenses	609,451	85,950	(85,950)		609,451

Income from operations	3,525,796	(20,250)	20,250	(a)	3,525,796

Other income (expenses):
Interest income	2,564	-	-		2,564
Interest expense	(89,531)	-	-		(89,531)
Other income, net	19,596	-	-		19,596
Total other income	(67,371)	-	-		(67,371)

Income before provision for income taxes	3,458,425	(20,250)	20,250	(a)	3,458,425

Provision for income taxes	-	-	-		-

Net income	3,458,425	(20,250)	20,250	(a)	3,458,425

Other comprehensive income
Foreign currency translation adjustment	140,902	-	-		140,902

Total comprehensive income	$3,599,327	$(20,250)	$20,250	(a)	$3,599,327

Basic Earnings Per Share					$0.03
Diluted Earnings Per Share					$0.03

Weighted Average Number of Common Shares
Outstanding
Basic					127,349,551
Diluted					127,349,551

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GELTOLOGY INC.

 Unaudited Pro Forma Condensed Statement of Operations

 For the Year Ended December 31, 2011

	Historical		Pro Forma

	GRH	GELTOLOGY INC.	Adjustments	Notes	Combined

Sales	$17,096,403	$77,430	$(77,430)	(a)	$17,096,403

Cost of sales	8,007,614	-	-		8,007,614

Gross profit	9,088,789	77,430	(77,430)		9,088,789

Operating expenses
Selling expenses	748,149	-	-	(a)	748,149
General and administrative expenses	746,618	100,433	(100,433)	(a)	746,618
Total operating expenses	1,494,767	100,433	(100,433)		1,494,767

Income from operations	7,594,022	(23,003)	23,003	(a)	7,594,022

Other income (expenses):
Government subsidy	-	-	-		-
Interest income	12,730	-	-		12,730
Interest expense	(214,597)	-	-		(214,597)
Other income, net	270,125	-	-		270,125
Total other income	68,258	-	-		68,258

Income before provision for income taxes	7,662,280	(23,003)	23,003	(a)	7,662,280

Provision for income taxes	-	-	-		-

Net income	7,662,280	(23,003)	23,003	(a)	7,662,280

Other comprehensive income
Foreign currency translation adjustment	883,187	-	-		883,187

Total comprehensive income	$8,545,467	$(23,003)	$23,003	(a)	$8,545,467

Basic Earnings Per Share					$0.07
Diluted Earnings Per Share					$0.07

Weighted Average Number of Common Shares
Outstanding
Basic					127,349,551
Diluted					127,349,551

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Notes to Pro Forma Condensed Financial Statements

Note 1 - Basis of Presentation

The Company entered into a Share Exchange Agreement with GRH. Pursuant to the terms of the Exchange Agreement, GRH Shareholders transferred to the Company all of the outstanding shares of common stock of GRH. In return, the Company issued, in the aggregate, 125,112,803 shares of the Company common stock, par value $0.0001 per share (“Common Stock”) (such transaction is hereinafter referred to as the “Share Exchange”).This transaction is treated as a reverse merger, and therefore, after the share exchange, GRH became the wholly owned subsidiary of the Company. Simultaneous with the Closing, the Company cancelled an aggregate number of 4,513,252 shares of restricted common stock.

The Unaudited Pro Forma financial statements reflect financial information, which gives effect to the acquisition of all the outstanding common stock of GRH. The acquisition has been accounted for as a reverse acquisition under the purchase method for business combination. The combination of the two companies is recorded as a recapitalization of GRH pursuant to which GRH is treated as the continuing entity. Because the acquisition was accounted for as a reverse acquisition, there was neither goodwill recognized nor any adjustments to the book value of the net assets of GRH that would affect the Pro Forma Statements of Operations.

Note 2 – Adjustments

(a)	Per the terms of the Share Exchange, the Company was delivered with zero assets and zero liabilities at time of closing.

(b)	At closing and pursuant to the Exchange Agreement, the Company acquired all of the issued and outstanding capital stock of GRH in exchange for the issuance of 125,112,803 shares of common stock. Simultaneous with the Closing, the Company cancelled an aggregate number of 4,513,252 shares of restricted common stock.

(c)	At closing, common stock of GRH will be reclassified to additional paid-in capital to reflect the additional shares of common stock issued as part of the Share Exchange.

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